Exhibit 99.1

TeraWulf Announces Beneficial Debt Modifications and Approximately $32 Million of New Equity Proceeds

Deal will eliminate principal payments and defer amortization to April 2024 with ability to extend to maturity.

Company expects to be fully funded to positive free cash flow from bitcoin mining operations in Q2 2023.

Advances industry leading growth rate to achieve targeted 160 MW and 5.5 EH of capacity in Q2 2023.

EASTON, Md. – February 2, 2023 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), which owns and operates vertically integrated, domestic Bitcoin mining facilities powered by more than 91% zero-carbon energy, today announced that it has (i) reached a binding agreement in principle with its existing lenders on certain debt modifications, subject to the equity capital raise condition, and (ii) raised approximately $32 million of equity proceeds, which together are expected to bring the Company to positive free cash flow and enable a timely path to achieving the Company’s operational objectives in 2023.

Recent Developments Greatly Enhance Financial Position and Operating Leverage

•	Beneficial Debt Restructuring: On January 27, 2023, the Company entered into a binding term sheet with its existing lenders that will, among other things, replace amortization of the term loan with a free cash flow sweep mechanism through April 2024, subject to the Company raising the requisite amount of equity proceeds by March 15, 2023.

•	Public Equity Offering: today, the Company announced the pricing of an underwritten follow-on offering of common stock (the “Offering”) for gross proceeds of $25 million, before deducting underwriter discounts and commissions and offering expenses. The Offering is expected to close on or about February 6, 2023, subject to the satisfaction of customary closing conditions.

•	Management Investment: today, TeraWulf also announced that its co-founders, Paul Prager, Chief Executive Officer, and Nazar Khan, Chief Operating Officer, purchased $2.5 million in a private placement at a market price of $1.05 per share (the last reported sale price of the Company’s common stock on the Nasdaq on January 26, 2023). The Management Investment is in addition to the more than $15 million of personal capital previously invested in the Company by management.

•	Other Equity Proceeds: the Company announced it has received approximately $4.25 million in proceeds from the exercise of certain private placement warrants issued in December 2022 and a non-brokered private placement of equity securities on terms substantially similar to the Offering.

The Company intends to use net equity proceeds to complete buildout of the Lake Mariner and Nautilus facilities and for general corporate purposes, which may include working capital. The net equity proceeds, together with the expected proceeds from the exercise of the underwriters’ option to purchase additional shares, are expected to fulfill requirements of the beneficial debt restructuring. Additionally, in order to facilitate the Offering, management exchanged 12 million shares of common stock for warrants that will be immediately exercised upon stockholder approval of the increase in the Company’s authorized common stock.

JonesTrading Institutional Services LLC acted as the sole book-running manager for the Public Offering. Additional information regarding the transactions is provided in the Company’s Current Report on Form 8-K filed on February 1, 2023 with the Securities and Exchange Commission.

Management Commentary

"We reached two transformational milestones already in 2023 – an agreement in principle for restructuring our debt to more effectively align with our operational buildout and market dynamics, and securing additional capital to achieve positive operating cash flow and EBITDA,” said Paul Prager. “In reaching these achievements, we believe more than ever that TeraWulf is positioned to deliver profitable growth and compelling returns. We are confident in our ability to raise additional funds needed to obtain debt relief and committed to creating shareholder value.”

Patrick Fleury, Chief Financial Officer of TeraWulf, added, “Flexibility is a key attribute of any business, and we believe these modified repayment terms should further differentiate TeraWulf as the preeminent vertically integrated, lowest-cost, and zero-carbon bitcoin miner.”

About TeraWulf

TeraWulf (Nasdaq: WULF) owns and operates vertically integrated, environmentally clean Bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company is currently operating and/or completing construction of two mining facilities: Lake Mariner in New York, and Nautilus Cryptomine in Pennsylvania. TeraWulf generates domestically produced Bitcoin powered by 91% nuclear, hydro, and solar energy with a goal of utilizing 100% zero-carbon energy. With a core focus on ESG that ties directly to its business success, TeraWulf expects to offer attractive mining economics at an industrial scale.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of Bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in Bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

Company Contact:
Sandy Harrison
harrison@terawulf.com
(410) 770-9500